Exhibit 10.2(1)(b)

SECOND AMENDMENT
TO THE
A. H. BELO
SAVINGS PLAN

A. H. Belo Corporation, a Delaware corporation (the "Company"), pursuant to its authority to amend the A. H. Belo Savings Plan (the “Plan”) contained in Article 15, Section 15.1 of the Plan, hereby adopts this Second Amendment to the A. H. Belo Savings Plan (the "Plan").

1.Appendix A of the Plan is amended to add AHC Proven Performance Media LLC as a participating employer, and Appendix A is replaced in its entirety to read as follows effective as of September 8, 2016:

APPENDIX A

EMPLOYERS AS OF July 22, 2016

A. H. Belo Corporation

A. H. Belo Management Services, Inc.

Al Dia, Inc.

CDFX, LLC

The Dallas Morning News, Inc.

Denton Publishing Company

Distribion, Inc.

Vertical Nerve, Inc.

CDFX, LLC

AHC Proven Performance Media LLC

2.No other provision of the Plan is amended by this Second Amendment to the Plan.

Executed at Dallas, Texas, this 8th day of September, 2016.

A. H. BELO CORPORATION

By:	/s/	Julie Hoagland
Name:		Julie Hoagland
Title:		Senior Vice President/Chief People Officer